SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2002

SmartForce Public Limited Company

(Exact name of registrant as specified in charter)

Republic of Ireland	000-25674	Not Applicable

(State or other juris- diction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Industrial Park Drive, Nashua, New Hampshire		03062

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 324-3000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

         On September 4, 2002, SmartForce Public Limited Company, a public limited liability company organized under the laws of the Republic of Ireland (the “Registrant”), amended and restated the following agreements with The Bank of New York, the depositary of the Registrant’s ordinary shares: (1) Amended and Restated Deposit Agreement, dated as of April 13, 1995, as amended and restated as of April 11, 1996, as further amended and restated as of March 9, 1998, as further amended and restated as of May 22, 1998, as further amended and restated as of September 4, 2002, among the Registrant, The Bank of New York and the Owners and Beneficial Owners of American Depositary Receipts, (2) Amended and Restated Restricted Deposit Agreement, dated as of November 30, 1995, as amended and restated as of April 11, 1996, as further amended and restated as of March 9, 1998, as further amended and restated as of May 22, 1998, as further amended and restated as of September 4, 2002, among the Registrant, The Bank of New York and the Owners and Beneficial Owners of Restricted American Depositary Receipts, and (3) Restricted Deposit Agreement (B), dated as of June 8, 1999, amended and restated as of September 4, 2002, among the Registrant, The Bank of New York and the Owners and Beneficial Owners of Restricted American Depositary Receipts (collectively, the “Deposit Agreements”). Each of the Deposit Agreements was amended to conform the Deposit Agreements to current Irish law, replace references to “Irish pounds” with references to “Euros” and replace references to “CBT Group plc” with references to “SmartForce plc (f/k/a CBT Group plc)”, among other ministerial changes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:

Exhibit No.	Description

4.1	Amended and Restated Deposit Agreement, dated as of April 13, 1995, as amended and restated as of April 11, 1996, as further amended and restated as of March 9, 1998, as further amended and restated as of May 22, 1998, as further amended and restated as of September 4, 2002, among the Registrant, The Bank of New York and the Owners and Beneficial Owners of American Depositary Receipts.

4.2	Amended and Restated Restricted Deposit Agreement, dated as of November 30, 1995, as amended and restated as of April 11, 1996, as further amended and restated as of March 9, 1998, as further amended and restated as of May 22, 1998, as further amended and restated as of September 4, 2002, among the Registrant, The Bank of New York and the Owners and Beneficial Owners of Restricted American Depositary Receipts.

4.3	Restricted Deposit Agreement (B), dated as of June 8, 1999, amended and restated as of September 4, 2002, among the Registrant, The Bank of New York and the Owners and Beneficial Owners of Restricted American Depositary Receipts.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2002	SMARTFORCE PUBLIC LIMITED COMPANY (Registrant)

	By:	/s/ Charles E. Moran

Charles E. Moran President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amended and Restated Deposit Agreement, dated as of April 13, 1995, as amended and restated as of April 11, 1996, as further amended and restated as of March 9, 1998, as further amended and restated as of May 22, 1998, as further amended and restated as of September 4, 2002, among the Registrant, The Bank of New York and the Owners and Beneficial Owners of American Depositary Receipts.

4.2	Amended and Restated Restricted Deposit Agreement, dated as of November 30, 1995, as amended and restated as of April 11, 1996, as further amended and restated as of March 9, 1998, as further amended and restated as of May 22, 1998, as further amended and restated as of September 4, 2002, among the Registrant, The Bank of New York and the Owners and Beneficial Owners of Restricted American Depositary Receipts.

4.3	Restricted Deposit Agreement (B), dated as of June 8, 1999, amended and restated as of September 4, 2002, among the Registrant, The Bank of New York and the Owners and Beneficial Owners of Restricted American Depositary Receipts.